                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report:    September 22,1995



                        Federal Realty Investment Trust
            -------------------------------------------------------
            (Exact name of registrant as specified in its charter)


      District of Columbia            1-7533             52-0782497
 -----------------------------     -------------     ------------------
(State or other jurisdiction       (Commission        (IRS Employer
 of incorporation)                  File Number)     Identification No.)


4800 Hampden Lane, Suite 500, Bethesda, Maryland              20814
------------------------------------------------            ----------
   (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number including area code:  301/652-3360
                                                    ------------



Exhibit Index appears on page 5
-------------------------------

  Item 5. OTHER EVENTS

      As reported on Form 8-K filed with the Commission on September 22, 1995, Federal Realty Investment Trust ("the Trust") acquired the 284,000 square foot Bristol Shopping Center in Bristol, Connecticut on September 22, 1995 for $19.6 million, consisting of a $19.0 million purchase price plus broker, transfer taxes and other acquisition costs. The acquisition was funded primarily by the assumption of an $11.3 million mortgage and the issuance of 337,527 shares of beneficial interest of the Trust, valued at $7.3 million. Financial statements for the acquisition of Bristol Shopping Center are included in this Form 8-K.

      On November 30, 1995 the Trust purchased the 47,000 square foot Park & Shop Center in Washington, D.C. for a cash purchase price of $11.0 million. On December 1, 1995 the Trust purchased a commercial building in Evanston, Illinois for a cash purchase price of $2.6 million. Neither of these properties is individually significant. In addition, the cost of these two properties aggregated with the other acquisitions of the Trust during 1995 for which financial statements have not been filed, as reported in Form 8-K filed with the Commission on September 22, 1995, is under 10% of the total assets of the Trust as of December 31, 1994 and the income from continuing operations before income taxes, extraordinary items and cumulative effect of a change in accounting principle, on these properties, in the aggregate, for 1995 is expected to be under 10% of the Trust's income from continuing operations. Therefore, audited financial statements for these acquisitions are not included with this Form 8-K.

 ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

      The following financial statements, pro forma financial information and exhibits are filed as part of this report:

 (a) Financial statements of the real estate acquired, prepared pursuant to Rule
 3.14 of Regulation S-X:
                                                                      Page
   (1) Audited financial statement of Bristol Shopping Plaza

      Independent Auditor's Report                                       6
      Statement of Revenue and Direct Operating Expenses for
      the year ended December 31, 1994                                   7

      Notes to Statement of Revenue and Direct Operating Expenses        8

 (b) Pro forma financial information required pursuant to Article 11 of Regulation S-X:

   (1) Pro Forma Condensed Balance Sheet - September 30, 1995            *

       Pro Forma Condensed Statement of Operations - Year
          ended December 31, 1994                                        9

       Pro Forma Condensed Statement of Operations  - Nine
          months ended September 30, 1995                               10


      * No pro forma condensed balance sheet as of September 30, 1995 is filed since the acquisition of Bristol Shopping Center is reflected in the actual balance sheet of Federal Realty as of September 30, 1995.

      The pro forma condensed statement of operations for the year ended December 31, 1994 is based on audited historical financial statements of Bristol Shopping Center and the Trust after giving effect to the acquisition of Bristol Shopping Center and the adjustments as described in the accompanying notes to the pro forma financial statement.

      The pro forma condensed statement of operations for the nine months ended September 30, 1995 is based on unaudited historical financial statements of Bristol Plaza and the Trust after giving effect to the acquisition of Bristol Plaza and the adjustments as described in the accompanying notes to the pro forma financial statement.

      The pro forma financial statements of operations have been prepared by the Trust based upon the financial statements of Bristol Shopping Plaza (filed with this report under Item 7(a)). These pro forma financial statements may not be indicative of the results that actually would have occurred if the acquisition had been in effect on the dates indicated or which may be obtained in the future. The pro forma financial statements should be read in conjunction with the audited financial statements and notes of Bristol Shopping Plaza, the audited consolidated financial statements of the Trust in its Annual Report on Form 10-K for the year ended December 31, 1994 and the unaudited financial statements of the Trust on Form 10-Q for the nine months ended September 30, 1995.

      (c) Exhibits in accordance with the provisions of Item 601 of Regulation S-K:

         Item 23. Independent Auditor's Consent



                                  Signatures

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                 Federal Realty Investment Trust
                                      (registrant)

 Date: December 20, 1995         /s/Cecily A. Ward
                                  Cecily A. Ward
                                  Controller (Principal Accounting
                                  Officer)

                                 EXHIBIT INDEX

 ITEM NO.                                             PAGE NO.

    (23)   Independent Auditor's Consent                 11

               (Letterhead of Arthur Andersen LLP Appears Here)

                   REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

 To the Owners of the
 Bristol Shopping Plaza:

 We have audited the statement of revenue and direct operating expenses of the Bristol Shopping Plaza (the "Plaza") for the year ended December 31, 1994. This financial statement is the responsibility of the Plaza's management. Our responsibility is to express an opinion on this financial statement based on our audit.

 We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenue and direct operating expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

 The accompanying statement of revenue and direct operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described Note 1, and is not intended to be a complete presentation of the Plaza's revenue and expenses.

 In our opinion, the statement of revenue and direct operating expenses referred to above presents fairly, in all material respects, the results of operations of the Bristol Shopping Plaza for the year ended December 31, 1994, in conformity with generally accepted accounting principles.

                                          Arthur Andersen LLP

 Hartford, Connecticut
 October 31, 1995

                            BRISTOL SHOPPING PLAZA
                            ----------------------
              STATEMENT OF REVENUE AND DIRECT OPERATING EXPENSES
              --------------------------------------------------
                     FOR THE YEAR ENDED DECEMBER 31, 1994
                     ------------------------------------


REVENUES:
   Rental revenues                     $  2,296,192
   Recoveries                               509,504
   Maintenance fees                         120,187
                                            -------
      Total revenues                      2,925,883
                                          ---------

 DIRECT OPERATING EXPENSES:
   Real estate taxes                        324,529
   Repairs and maintenance                  182,832
   Property operations                      152,095
   Insurance                                124,285
   Utilities                                102,418
   Snow plowing                              60,900
   Provision for doubtful accounts           15,050
                                             ------

      Total operating expenses              962,109
                                            -------

      Net operating income                1,963,774
                                          =========


 The accompanying notes are an integral part of this financial statement.

                            BRISTOL SHOPPING PLAZA
                            ----------------------

          NOTES TO STATEMENT OF REVENUE AND DIRECT OPERATING EXPENSES
          -----------------------------------------------------------

                               DECEMBER 31, 1994
                               -----------------

 I.   Significant Accounting Policies:
      -------------------------------

      Nature of business -
      ------------------

      The accompanying financial statement includes the operations of a retail shopping center referred to as the Bristol Shopping Plaza (the "Plaza").

      Federal Realty Investment Trust (the "Company") acquired the real estate and assumed the outstanding lease obligations of each of the tenants in 1995.

      Basis of presentation -
      ---------------------

      The accompanying statement of revenue and direct operating expenses has been prepared for the purpose of complying with Regulation S-X, Rule 3-14 of the Security and Exchange Commission ("SEC"), which requires certain information with respect to real estate operations acquired to be included with certain filings with the SEC.

      The statement of revenue and direct operating expenses is not representative of the actual operations of the Plaza for the period presented as certain expenses, principally depreciation and interest expense, which may not be comparable to the revenue and expenses expected to be incurred by the Company in the proposed future operations of the Plaza, have been excluded.

      Revenue recognition -
      -------------------

      Rental income is recognized on an accrual basis over the terms of the related leases which approximates a straight-line basis.

                        Federal Realty Investment Trust

                  Pro Forma Condensed Statement of Operations
                                  (unaudited)
                         Year ended December 31, 1994
                     (in thousands, except per share data)


                                                                          Pro Forma Adjustments

                                                                              Debit         Credit
                                              Trust      Bristol                                                Pro Forma
                                             Actual      Plaza                                                  Combined
                                                         Actual
Revenue
 Rental and other income                      $133,831    $2,926                                                 $136,757
 Interest                                        3,933                                                              3,933
                                               -------     -----                                                  -------
                                               137,764     2,926                                                  140,690

Expenses
 Interest                                       31,462         0  (1)           1,144                              32,606
 Depreciation and amortization                  29,801         0  (2)             450                              30,251
 Administrative & other charges                  6,661         0                                                    6,661
 Other charges                                   1,055         0                                                    1,055
 Other operating expenses                       49,927       962                                                   48,889
                                               -------     -----                                                  -------
                                               116,906       962                                                  119,462
                                               -------     -----                                                  -------

Income before investors' share of operations,   20,858     1,964                                                   21,228

Investors' share of operations                    (392)        0                                                     (392)
                                               -------     -----                                                  -------
Net income                                     $20,466    $1,964                                                  $20,836
                                                ======     =====                                                   ======
Weighted average number of common shares        30,679       338  (3)                                              31,017

Earnings per share                               $0.67                                                              $0.67

  The pro forma condensed statement of operations of the Trust gives effect to the acquisition of Bristol Shopping Center as though it was acquired at the beginning of the period presented.

(1) Reflects additional interest expense on mortgage and revolving credit facilities.
(2) Reflects additional depreciation based on the book value of depreciable real estate purchased.
(3) Reflects shares of beneficial interest issued as partial consideration for purchase of Bristol Plaza.

                        Federal Realty Investment Trust

                  Pro Forma Condensed Statement of Operations
                                  (unaudited)

                     Nine months ended September 30, 1995
                     (in thousands, except per share data)





                                                                          Pro Forma Adjustments

                                                                           Debit         Credit
                                              Trust      Bristol                                                Pro Forma
                                             Actual      Plaza                                                  Combined
                                                         Actual

Revenue
 Rental and other income                     $109,840      $2,361                                               $112,201
 Interest                                       3,049           0                                                  3,049
                                              -------       -----                                                -------
                                              112,889       2,361                                                115,250
Expenses
 Interest                                      28,814           0  (1)      901                                   29,715
 Depreciation and amortization                 28,815           0  (2)      337                                   26,152
 Administrative & other charges                 4,483           0                                                  4,483
 Other operating expenses                      35,763         825                                                 36,588
                                              -------       -----                                                -------
                                               94,875         825                                                 96,938
                                              -------       -----                                                -------

Income before investors' share of operations,
 and loss on sale of real estate               18,014       1,536                                                 18,312

Investors' share of operations                    275           0                                                    275
Loss on sale of real estate                      (545)          0                                                   (545)
                                              -------       -----                                                -------
Net income                                    $17,744      $1,536                                                $18,042
                                               ======       =====                                                 ======


Weighted average number of common shares        31,744        338  (3)                                            32,082

Earnings per share                               $0.56                                                             $0.56

   The pro forma condensed statement of operations of the Trust gives effect to the acquisition of Bristol Plaza as though it was acquired at the beginning of the period presented. One week of the operations of Bristol Plaza are reflected in the Trust actual numbers at September 30, 1995, since Bristol Plaza was purchased on September 22, 1995. Operations for the period prior to acquisition are reflected in the actual numbers for Bristol Plaza.


(1) Reflects additional interest expense on mortgage and revolving credit facilities as if Bristol Plaza were purchased at the beginning of the period.
(2) Reflects additional depreciation based on the book value of depreciable real estate purchased, as if Bristol Plaza were purchased at the beginning of the period.
(3) Reflects shares of beneficial interest issued as partial consideration for the purchase of Bristol Plaza.